EXHIBIT 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Limited, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 5, 2006	/s/ MIKE S. ZAFIROVSKI
Mike S. Zafirovski
President and Chief Executive Officer

Dated: June 5, 2006	/s/ PETER W. CURRIE
Peter W. Currie
Executive Vice-President and Chief Financial Officer